UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	September 4, 2003

THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(513) 983-1100

ITEM 9. REGULATION FD DISCLOSURE

     On September 4, 2003, The Procter & Gamble Company (the “Company”) issued a news release with respect to its earnings guidance for the July to September 2003 quarter. The Company is filing this 8-K pursuant to Regulation FD.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY: /S/ SHARON E. ABRAMS Sharon E. Abrams, Secretary September 4, 2003

EXHIBITS

99.     News Release by The Procter & Gamble Company dated September 4, 2003.